PLEDGE AGREEMENT dated March 19, 1998 ("Pledge Agreement"), made by Jeffrey S. Tauber ("Pledgor"), to Trustees of General Electric Pension Trust (the "Pledgee").

                      WHEREAS,   Pledgor   is   a   stockholder   of   CyberShop
      International, Inc., a Delaware corporation (the "Company");

                      WHEREAS, by Secured Promissory Note (a copy of which is attached hereto and incorporated herein as Exhibit A) dated of even date herewith, the Company has agreed to repay to the Pledgee the amount of $500,000.00, together with interest, in the manner set forth therein (the "Note").

                      WHEREAS, it is a requirement of the Note that the Pledgor shall have granted the security interests contemplated by this Pledge Agreement.

                      NOW, THEREFORE, in consideration of the premises and in order to induce the Pledgee to provide the loan the subject of the Note, the Pledgor and the Company hereby agree as follows:

                  SECTION 1. Pledge. Pledgor hereby pledges and grants a security interest to the Pledgee in the following (the "Pledged Collateral"):

                              (i) 172,500  shares of the issued and  outstanding
               shares of common stock of the Company as set forth in Schedule I annexed hereto and made a part hereof (the "Pledged Shares") and the certificate representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                              (ii) all additional shares of stock of the Company, from time to time acquired by Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

                              (iii)  all   proceeds   of  any  and  all  of  the
               foregoing.

                  SECTION 2. Security for Obligations. The Pledged Collateral secures the prompt and complete payment and performance when due of all of the obligations of the Company under the Note and the Company and the Pledgor under this Pledge Agreement (the "Secured Obligations").

                  SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by the Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee. The Pledgee shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of the Pledgee or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 6(a). In addition, the Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

                  SECTION 4. Representations and Warranties. Each of the Pledgor and the Company, jointly and severally, represents and warrants to the Pledgee as follows:

                              (i) The Pledged  Shares have been duly  authorized
               and validly issued and are fully paid and non-assessable.

                              (ii) The Pledgor is the sole legal and  beneficial
               owner of the Pledged Collateral, which Pledgor has not previously sold, assigned or transferred and which is free and clear of any lien, option, right, right of preemption or other charge or encumbrance, except for the security interest created by this Pledge Agreement.

                              (iii) The pledge of the Pledged Shares pursuant to
               this Pledge Agreement, upon delivery of the stock certificate as provided in Section 3 hereof, creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Secured Obligations.

                              (iv) No  authorization,  approval or other  action
               by, and no notice to or filing with, any governmental or regulator authority or any person is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of the Pledge Agreement by the Pledgor or the Company, or (ii) for the exercise by the Pledgee of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement.

                              (v) This Pledge  Agreement and the pledge  created
               hereby is in full compliance with the terms of all documents, instruments and agreements relating to the Company or among the Company's shareholders, including, without limitation, the Company's certificate of incorporation, by-laws, shareholders' agreements and registration rights agreements.

                              (vi) The Pledged Shares  constitute the percentage
               of all issued and outstanding shares of stock of the Company as set forth on Schedule I.

                      (vii) The  Company  is a  corporation  duly  incorporated, validly existing and in good standing under the laws of Delaware, has the corporate power and authority to own its assets and to transact its business and is duly qualified under the laws of each jurisdiction in which such qualification is required.

                      (viii) The Note and this Pledge Agreement is a legal, valid and binding obligation of the Company and the Pledgor (with respect to the Pledge Agreement), enforceable against the Company and the Pledgor in accordance with its respective terms.

                      (ix) The execution,  delivery and  performance of the Note and this Pledge Agreement by the Company have been duly authorized by all necessary corporate action and do not and will not contravene its articles of incorporation or bylaws.

                      (x) The  execution,  delivery and  performance of the Note and this Pledge Agreement do not and will not (1) require any consent which has not been obtained; (2) violate any provision of law or require filing or registration with any governmental authority; (3) result in a breach or constitute a default under or require any consent under any indenture or loan or credit agreement, any other agreement, lease or instrument to which the Company or the Pledgor is a party or by which any of its property is bound; (4) result in, or require, the creation or imposition on any lien, security interest or other encumbrance upon or with respect to any of its properties now owned or hereafter acquired; or (5) cause the Company or the Pledgor to be in default under any law, order, writ, judgment, injunction, decree, agreement, lease or instrument.

                  SECTION 5. Further Assurances. The Pledgor and the Company agree that at any time and from time to time, at the expense of the Pledgor and the Company, as the case may be, it will promptly execute and deliver all reasonable further instruments and documents, and take all reasonable further action, that may be necessary or desirable, or that the Pledgee may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

                  SECTION 6. Voting Rights; Dividends; Etc. (a) So long as no Event of Default (as defined below) shall have occurred:

                                 (i) The  Pledgor  shall be entitled to exercise
               any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if, in the Pledgee's sole judgment, such action would modify or in any way adversely change Pledgor's or Pledgee's rights under the Pledged Collateral or any part thereof.

                                (ii)  Notwithstanding the foregoing, any and all

                                      (A)   dividends   paid  or   payable   and
instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                                      (B) dividends and other distributions paid
or payable in cash in respect of any Pledged Collateral in connection with a total liquidation or dissolution, and

                                      (C)  cash  paid,   payable  or   otherwise
distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral, shall be, and shall be forthwith delivered to the Pledgee to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of Pledgor, and be forthwith delivered to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

                       (b) Upon the occurrence of an "Event of Default" which shall mean any one of the following events:

                              (1) Any  representation  or  warranty  made by the
               Company or the Pledgor in the Note or this Pledge Agreement shall prove to be incorrect in any material respect as of the time when made;

                              (2) The Company or the Pledgor shall be in material breach of any covenant or agreement set forth in the Note or this Pledge Agreement;

                              (3) The Pledged Collateral or any interest therein
               shall be sold, assigned, transferred or otherwise disposed of, or any option or right shall be granted with respect to the Pledged Collateral or any interest therein, or the Pledged Collateral or any interest therein shall be pledged, mortgaged or otherwise encumbered in any manner other than in favor of the Pledgee as contemplated in this Pledge Agreement;

                              (4) The Company  shall fail to make  payment  when
               due of any principal or interest with respect to the Note; or

                              (5)  The  Company  or  the  Pledgor  shall  become
               insolvent or bankrupt, make an assignment for the benefit of its creditors or admit in writing its inability to, or be generally unable to, pay its debts as they become due, or the Company or the Pledgor shall have a trustee, receiver or custodian appointed in respect of it or all or a substantial portion of its property or to take advantage of any law relating to bankruptcy, insolvency, reorganization, liquidation or winding up with respect to it.

                                 (i) Upon the request of the Pledgee, all rights
               of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to
               Section 6(a)(i) and to receive the dividends, principal or interest payments which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall cease, and all such rights shall thereupon become vested in the Pledgee, and the Pledgee shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends, principal or interest payments.

                                (ii) All dividends, principal or interest payments which are received by Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of Pledgor and shall be forthwith paid over to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  SECTION 7. Transfers and Other Liens; Additional Shares. (a) Pledgor agrees that it will neither (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, nor (ii) create or permit to exist any security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Pledge Agreement.

                      (b) Pledgor agrees that it will cause the Company, and the Company agrees, not to issue any stock or other securities in addition to or in substitution for the Pledged Shares.

                  SECTION 8. Pledgee Appointed Attorney-in-Fact. Pledgor hereby appoints the Pledgee, Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution or payment in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

                  SECTION 9. Pledgee May Perform. If Pledgor fails to perform any agreement contained herein, the Pledgee may itself perform or cause performance of, such agreement, and the expenses of the Pledgee incurred in connection therewith shall be payable by Pledgor under Section 12.

                  SECTION 10. The Pledgee's Duties and Reasonable Care. The powers conferred on the Pledgee hereunder are solely to protect its interests in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                  SECTION 11. Remedies. If any Event of Default shall have occurred:

                      (a) The Pledgee may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time, and the Pledgee may also, without notice, except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least five (5) calendar days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                      (b) Any cash held by the Pledgee as Pledged Collateral and all cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Pledgee, be held by the Pledgee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Pledgee pursuant to Section 12) in whole or in part by the Pledgee against, all or any part of the Secured Obligations in such order as the Pledgee shall elect. Any surplus of such cash or cash proceeds held by the Pledgee and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whosoever may be lawfully entitled to receive such surplus. If the proceeds of the sale of the Pledged Collateral are insufficient to pay all the Secured Obligations, Pledgor agrees to pay upon demand any deficiency to the Pledgee.

                  SECTION 12. Indemnity and Expenses. (a) Pledgor and the Company, jointly and severally, hereby indemnify the Pledgee from and against any and all claims, losses, damages and liabilities growing out of or resulting from this Pledge Agreement or the Note (including, without limitation, enforcement of this Pledge Agreement or the Note).

                      (b) Pledgor and the Company, jointly and severally, will upon demand pay to the Pledgee the amount of any and all expenses, including the reasonable fees and expenses of its counsel (including, without limitation, Dewey Ballantine LLP) and of any experts and agents, which the Pledgee may incur in connection with (i) the preparation and negotiation of this Pledge Agreement and the Note and other documents and agreements executed and delivered in connection with the transactions contemplated hereby and thereby (which amount shall be paid on or prior to the funding of the loan by the Pledgee to the Company); (ii) any amendment to this Pledge Agreement or the Note; (iii) the administration of this Pledge Agreement or the Note; (iv) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral; (iv) the exercise or enforcement of any of the rights of the Pledgee hereunder or under the Note; or (v) the failure by the Pledgor or the Company to perform or observe any of the provisions hereof or Note.

                  SECTION 13. Amendments, Etc. No amendment or waiver of any provision of this Pledge Agreement or the Note, nor consent to any departure by the Company or the Pledgor herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed by the Company, the Pledgor and the Pledgee, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 14. Addresses for Notices. All notices and other communications provided for hereunder or under the Note shall be in writing and mailed or delivered by messenger or sent by facsimile, addressed to it at the following address:

      if to the Pledgor: Jeffrey S. Tauber, Cybershop International, Inc., 130 Madison Avenue, New York, NY 10016; facsimile _____________.

      if to the Pledgee:  Trustees of the General Electric  Pension Trust,  3003
      Summer  Street,  P.O.  Box  7900,  Stamford,   CT  06904-7900;   facsimile
      (203)326-2312; attention Michael M. Pastore.

      if to the Company: Cybershop International, Inc., 130 Madison Avenue, New York, NY 10016; facsimile ________________; attention: Jeffrey S. Tauber.

      or at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or delivered by messenger or sent by facsimile, respectively, be effective when received in the mails or delivered to the messenger or sent by facsimile, respectively, addressed as aforesaid.

                  SECTION 15. Continuing Security Interest; Transfer of Notes. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until performance and payment in full of the Secured Obligations, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure to the Pledgee and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Pledgee may assign or otherwise transfer all or a portion of its rights or obligations under this Pledge Agreement or the Note, upon notice to the Company and the Pledgor, to any transferee (each an "Assignee"), and such other Assignee shall thereupon become vested with all the benefits in respect of this Pledge Agreement and the Note granted to the Pledgee herein, therein or otherwise. Upon the payment and performance in full of the Secured Obligations, Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

                  SECTION 16. Governing Law; Terms. This Pledge Agreement and the Note shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 17. Miscellaneous. This Pledge Agreement is in addition to and not in limitation of any other rights and remedies the Pledgee may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by the Pledgor or any other person or Assignee or by law or otherwise. If any provision of this Pledge Agreement or the Note is contrary to applicable law, such provision shall be deemed ineffective without invalidating the remaining provisions hereof. The Pledgee shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder.

                  SECTION 18. Company Consent. The Company hereby consents to the creation of the pledge in the Pledged Collateral evidenced by this Pledge Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered as of the date first set forth above.

                                         PLEDGOR:


                                         /s/ Jeffrey Tauber
                                         ---------------------------------------
                                         JEFFREY S. TAUBER


                                         PLEDGEE:

                                         TRUSTEES OF GENERAL ELECTRIC
                                         PENSION TRUST

                                         By:__________________________
                                            Name:
                                            Title:



                                         THE COMPANY:

                                         CYBERSHOP INTERNATIONAL, INC.

                                         By: /s/ Jeffrey Tauber
                                             -----------------------------------
                                            Name: Jeffrey Tauber
                                            Title: Chairman

                                   SCHEDULE I

Attached to and forming a part of that certain Pledge Agreement dated March 19, 1998, by Pledgor to the Pledgee.




                                               Percentage
                    Class        Certificate      of Total          Par Value     Number of
  Stock Issuer     of Stock         Number     Stock of Issuer      of Shares       Shares
  ------------     --------         ------     ---------------      ---------       ------
CyberShop           Common             1          4.3%                 $.001       172,500
International,
Inc.